SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

March 24, 2014
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation
Current Report on Form 8-K
Dated March 24, 2014

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2014 (EDT), Ball Corporation announced that Gerrit Heske, senior vice president and chief operating officer of Ball’s Global Metal Beverage Packaging division, passed away suddenly on Saturday, March 22, 2014, after collapsing in his home.  The press release is attached as Exhibit 99.1.

Effective as of March 23, 2014, Scott Morrison, senior vice president and chief financial officer, has assumed responsibility for all of Mr. Heske’s direct reports on an interim basis.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

Exhibit 99.1	Ball Corporation Press Release dated March 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date:   March 24, 2014

Ball Corporation
Form 8-K
March 24, 2014

EXHIBIT INDEX

Description	Exhibit No.

Ball Corporation Press Release dated March 24, 2014	99.1